FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): January 2, 2006

                          BAYWOOD INTERNATIONAL, INC.

             (Exact Name or Registrant as Specified in Its Charter)

               Nevada               000-22024               77-0125664
   (State or Other Jurisdiction    (Commission            (IRS Employer
         of Incorporation)         File Number)         Identification No.)

              14950 North 83rd Place, Suite 1, Scottsdale, Arizona
                                      85260
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (480) 951-3956

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  3.02  -  Unregistered Sales of Equity Securities
               ---------------------------------------

     On December 15, 2005, the Board of Directors of Baywood International, Inc. (the "Company") authorized the Company to issue common stock in a private placement for $0.02 per share. On December 28, 2005, the Company agreed to issue 8,500,000 common shares to a group of accredited investors for proceeds of $170,000.

Item  5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
             -------------------------------------------------------------------
Year
----

     The Company's Board of Directors adopted a resolution establishing a Series H Preferred Stock on December 15, 2005. On December 27, 2005, we received a filing acknowledgment from the Secretary of State of the State of Nevada confirming that the Certificate of Designation of Preferences and Rights of Series H Preferred Stock of Baywood International, Inc. was filed with the state of Nevada on December 27, 2005.

     The certificate designates 350,000 shares of Series H Preferred Stock with a par value and face value of $1.00 per share. Each share of Series H Preferred Stock has a liquidation preference of 200% of face value before any payment or distribution is made to the holders of Common Stock, any previous series of the Company's preferred stock or any series or class of the Company's stock hereafter issued that ranks junior as to liquidation rights to the Series H Preferred Stock in the event of liquidation of the Company. The Series H Preferred Stock is convertible into common stock of the Company. Each share of Series H Preferred Stock is entitled to that number of votes equal to the number of shares of common stock into which such share is then convertible and shall be entitled to vote on any matters brought to a vote of the common stock shareholders.

Item  9.01  -  Financial Statements and Exhibits
               ---------------------------------

     Exhibit 4.1 - Certificate of Designation of Preferences and Rights of Series H Preferred Stock of Baywood International, Inc., effective December 27, 2005.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BAYWOOD INTERNATIONAL, INC.

Dated: January 2, 2006                    /s/ Neil Reithinger
                                          -------------------------
                                          Neil Reithinger
                                          President, Chief Executive Officer and
                                          Principal Accounting Officer


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